租赁合同

Lease Agreement

出租方（甲方）：福荣投资咨询（上海）有限公司

Lessor (Party A): Furong Investment Consulting (Shanghai) Co., Ltd

证件号码：91310000692972459J

ID NO.: 91310000692972459J

联系电话: 021-35316717

Contact Number: 021-35316717

承租方（乙方）：上海华洋飞鱼国际货运代理有限公司

Lessee (Party B): CGL Flying Fish Logistics (Shanghai) Limited

证件号码：91310000717853078R

ID NO.: 91310000717853078R

联系电话: 021-35316728

Contact Number: 021-35316728

鉴于甲方同意出租其合法拥有的办公室，乙方同意承租该办公室，双方根据国家、省、市有关法律、法规及有关规定，经友好协商，达成如下协议：

Whereas Party A agrees to lease its legally owned office space, and Party B agrees to lease the said office space, both parties, in accordance with relevant laws, regulations, and provisions of the country, province, and city, have reached the following agreement through friendly negotiation:

第一条 租赁物基本情况 / Article 1: Basic Information of the Leased Premises

1.1 甲方将位于 上海市杨浦区国定东路 275-8 号 1407/1408 室 的办公室（以下简称"该房屋"）出租给乙方使用。

1.1 Party A leases to Party B the office space (hereinafter referred to as "the Premises") located at Room1407/1408, Green International Plaza,No.275-8,East Guoding Road,Yangpu District, Shanghai,China

1.2 该房屋建筑面积为 221.56 平方米。

1.2 The Premises have a construction area of 221.56 square meters.

第二条 租赁用途 / Article 2: Purpose of Lease

乙方承诺租赁该房屋仅作为办公用途使用，未经甲方书面同意，不得改变用途。

Party B covenants that the Premises shall be used solely for office purposes. The purpose shall not be changed without the prior written consent of Party A.

第三条 租赁期限 / Article 3: Lease Term

3.1 租赁期限自 [2024]年[5]月[1] 日起至 [2025]年[4]月[30] 日止

3.1 The Premises are leased from [May] [1], [2025] and ending on [April] [30], [2026]

3.2 租赁期满，甲方有权收回该房屋，乙方应如期返还。乙方如需续租，应在租赁期满前 [1] 个月书面通知甲方，经甲方同意后，双方应重新签订租赁合同。

3.2 Upon expiration of the lease term, Party A has the right to recover the Premises, and Party B shall return it on time. If Party B wishes to renew the lease, it shall provide written notice to Party A [One] months prior to the expiration of the lease term. Upon Party A's consent, both parties shall execute a new lease agreement.

第四条 租金及支付方式 / Article 4: Rent and Payment Method

4.1 该房屋租金为每月人民币 [21700] 元（大写：贰万壹仟柒佰元整）

4.1 The monthly rent for the Premises is RMB [21700] Yuan (In words: [RMB Twenty-one thousand seven hundred yuan]).

4.2 租金支付方式：乙方应于每 [月] 的 [30] 日前将当期租金支付至甲方指定账户：

4.2 Payment Method: Party B shall pay the rent for the current [month] to the designated account of Party A before the [30] day of each [month/quarter/year]:

开户行:中国工商银行上海市控江路支行

Bank: Industrial and Commercial Bank of China, Shanghai Kongjiang Road Branch

账户名称 (Account Name): 福荣投资咨询（上海）有限公司

(Account Name): Furong Investment Consulting (Shanghai) Co., Ltd

账号: 1001264709000009761

(Account Number): 1001264709000009761

第五条 押金 / Article 5: Security Deposit

5.1 乙方应于本合同签订之日起 [5] 日内向甲方支付押金人民币 [21700] 元 (大写: 贰万壹仟柒佰元整)。

5.1 Party B shall pay Party A a security deposit of RMB [21700] Yuan (In words: [RMB Twenty-one thousand seven hundred yuan]) within [5] days from the signing of this Agreement.

5.2 租赁期满或合同解除后，押金在扣除乙方应承担的费用（包括但不欠付的租金、费用、违约金、赔偿金等）后，剩余部分应在乙方返还该房屋后 [5] 日内无息退还乙方。

5.2 Upon expiration of the lease term or termination of this Agreement, the security deposit, after deducting any expenses payable by Party B (including but not limited to unpaid rent, fees, default penalties, compensation for damages, etc.), shall be refunded to Party B without interest within [5] days after Party B returns the Premises.

第六条 其他费用 / Article 6: Other Expenses

租赁期内，与该房屋有关的各项费用承担方式如下:

During the lease term, the responsibility for various expenses related to the Premises is as follows:

6.1 物业管理费由 [乙方] 承担;

Property management fee shall be borne by [Party B];

6.2 水费、电费、燃气费、供暖费、空调费等由 [乙方] 承担;

Water, electricity, gas, heating, air conditioning, and other utilities shall be borne by [Party B];

6.3 电话费、网络费等由 [乙方] 承担;

Telephone, internet, and other communication fees shall be borne by [Party B];

6.4 其他费用: [例如: 室内清洁费由乙方承担]。

Other expenses: [e.g., Interior cleaning fee shall be borne by Party B].

第七条 房屋交付与返还 / Article 7: Delivery and Return of the Premises

7.1 甲方应于 [2024]年[4]月[30] 日前将该房屋交付乙方，并保证交付时该房屋的设施、设备处于正常使用状态。

7.1 Party A shall deliver the Premises to Party B before [April] [30], [2024], and shall ensure that the facilities and equipment are in good working order at the time of delivery.

7.2 乙方应于租赁期满或合同解除后 [5] 日内将该房屋返还甲方，并保证该房屋及其设施、

设备的完好状态（正常损耗除外）。

7.2 Party B shall return the Premises to Party A within [5] days after the expiration of the lease term or termination of this Agreement, and shall ensure that the Premises and its facilities and equipment are in good condition (fair wear and tear excepted).

第八条 合同的变更与解除 / Article 8: Amendment and Termination of the Agreement

8.1 双方协商一致，可以书面形式变更或解除本合同。

8.1 Both parties may amend or terminate this Agreement in writing upon mutual consent.

8.2 乙方有下列情形之一的，甲方有权单方解除合同，收回该房屋：

8.2 Party A has the right to terminate this Agreement unilaterally and recover the Premises under any of the following circumstances:

(1) 逾期支付租金及其他费用超过 [30] 日的；

(1) Party B fails to pay rent or other expenses for more than [30] days after the due date;

(2) 擅自改变该房屋用途的；

(2) Party B changes the purpose of the Premises without authorization;

(3) 擅自拆改变动或损坏房屋主体结构的；

(3) Party B alters, dismantles, or damages the main structure of the Premises without authorization;

(4) 利用该房屋从事违法活动的。

(4) Party B uses the Premises for illegal activities.

8.3 甲方有下列情形之一的，乙方有权单方解除合同：

8.3 Party B has the right to terminate this Agreement unilaterally under any of the following circumstances:

(1) 迟延交付该房屋超过[10] 日的；

(1) Party A delays delivering the Premises for more than [10] days;

(2) 交付的该房屋严重不符合合同约定或存在重大质量问题，影响乙方正常使用的。

(2) The Premises delivered by Party A seriously fail to conform to the agreed conditions or have major quality issues, affecting Party B's normal use.

第九条 违约责任 / Article 9: Liability for Breach of Contract

9.1 甲方未按时交付该房屋的，每逾期一日，应向乙方支付月租金的 [0.3]% 作为违约金。

9.1 If Party A fails to deliver the Premises on time, it shall pay Party B a default penalty at the rate of [0.3]% of the monthly rent for each day of delay.

9.2 乙方逾期支付租金的，每逾期一日，应向甲方支付应付未付租金的 [0.3]% 作为违约金。

9.2 If Party B fails to pay the rent on time, it shall pay Party A a default penalty at the rate of [0.3]% of the overdue rent for each day of delay.

9.3 一方违反本合同约定，致使合同无法继续履行的，违约方应向守约方支付 [1] 个月租金作为违约金。

9.3 If either party breaches this Agreement, rendering it unable to continue performance, the breaching party shall pay the non-breaching party a default penalty equivalent to [One] months' rent.

第十条 不可抗力 / Article 10: Force Majeure

因不可抗力导致本合同无法继续履行的，双方互不承担违约责任。

Neither party shall be held liable for failure to perform this Agreement due to force majeure events.

第十一条 争议解决 / Article 11: Dispute Resolution

本合同履行过程中发生的争议，双方应友好协商解决；协商不成的，任何一方均可向该房屋所在地人民法院提起诉讼。

Any disputes arising from the performance of this Agreement shall be resolved through friendly negotiation between the parties. If negotiation fails, either party may bring a lawsuit to the People's Court where the Premises are located.

第十二条 其他约定 / Article 12: Miscellaneous

12.1 本合同未尽事宜，双方可另行签订补充协议，补充协议与本合同具有同等法律效力。

12.1 Matters not covered in this Agreement may be agreed upon separately by both parties through a supplementary agreement, which shall have the same legal effect as this Agreement.

12.2 本合同附件为本合同组成部分，与本合同具有同等法律效力。

12.2 The appendices to this Agreement form an integral part of this Agreement and have the same legal effect.

12.3 本合同一式 [贰] 份，甲、乙双方各执 [壹] 份，具有同等法律效力。

12.3 This Agreement is executed in [Two] counterparts, with Party A and Party B each holding [One] counterparts, all having equal legal effect.

12.4 本合同自双方签字盖章之日起生效。

12.4 This Agreement shall become effective upon signature and seal by both parties.

（以下无正文）/(No text below this line)

甲方（盖章）：Party A (Seal):

签署人 (Signatory): ____________

（法定代表人或有授权代表）

(Legal Representative or Authorized Representative)

日期 (Date): 2024. 4. 30

乙方（盖章）：Party B (Seal):

签署人 (Signatory): ____________

（法定代表人或有授权代表）

(Legal Representative or Authorized Representative)

日期 (Date): 2024. 4. 30